                                                                   Exhibit 10.79

                        AMENDMENT NO. 2 TO INTERCREDITOR
                        --------------------------------
                                    AGREEMENT
                                    ---------

     AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT dated as of April 1, 2002 (this "Amendment"), by and among (i) Fleet National Bank (f/k/a Fleet Bank, National
 ---------
Association) ("Fleet"), acting in its capacity as agent (in such capacity, the "Bank Agent") for and on behalf of the various financial institutions (collectively, the "Banks") which are, or may from time to time hereafter become, parties to the Loan Agreement (as defined in the Intercreditor Agreement), (ii) the Banks, (iii) the Senior Noteholders (as defined in the Intercreditor Agreement), (iv) Fleet, acting as collateral agent for the Senior Noteholders (the "Senior Note Collateral Agent") and (v) Fleet, acting in its individual capacity and in its capacity as intercreditor collateral agent for the Senior Creditors (together with its successors and assigns, the "Collateral Agent").

     WHEREAS, the Bank Agent, the Banks, the Senior Noteholders, the Senior Note Collateral Agent and the Collateral Agent are parties to an Intercreditor Agreement dated as of June 1, 1999 (as amended by that certain Amendment No. 1 to Intercreditor Agreement dated as of June 29, 2001, and as the same may be further amended and in effect from time to time, the "Intercreditor Agreement",
                                                      -----------------------
capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks and the Senior Noteholders have made certain arrangements with respect to the collateral security interests granted to the Banks and the Senior Noteholders by Medallion Funding Corp. (the "Borrower");
                                                                  --------
and

     WHEREAS, the Banks are amending the Loan Agreement, and the Bank Agent, the Banks, the Senior Noteholders, the Senior Note Collateral Agent and the Collateral Agent have agreed to amend the Intercreditor Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Intercreditor Agreement as follows:

     1. Amendments to Definitions. Section 1(a) of Intercreditor Agreement is
        -------------------------
hereby amended by (a) deleting the following definition in its entirety, and substituting in lieu thereof the following new definition:

          "Security Documents" means the collective reference to all "Security Documents" as such term is defined in each of the Loan Documents, the Note Documents and the Additional Senior Agreements, which agreements secure any obligations of any obligor under any Financing Document, and any other document or agreement securing any of the obligations under any Financing Document, but excluding the Excluded Security Documents.

     and (b) adding the following new definitions in proper alphabetical order:

          "Cash Management Funds" means any funds received by the Bank Agent pursuant to the provisions of Section 2B.1.3 or Section 2B.2 of the Loan Agreement.

          "Excluded Security Documents" means, collectively, (a) the Stock Pledge Agreement dated as of April 30, 2001, by and between the Funding Bank Agent (for the benefit of itself, the Funding Banks and the Funding CP Holders) and Financial, (b) the Stock Pledge Agreement dated as of April 30, 2001, by and between the Senior Note Collateral Agent and Financial,
     (c) the Guaranty dated as of April 30, 2001, executed by Media in favor of the Funding Bank Agent for the benefit of the Funding Banks, and (d) the Guaranty dated as of April 30, 2001, executed by Media in favor of the Senior Noteholders.

          "MFCC Guaranty" means any guaranty by Medallion Funding Chicago Corp. of the Loan Agreement Obligations, Senior Note Obligations and/or Additional Senior Obligations.

     2. Amendment to Section 2 of the Intercreditor Agreement. Section 2 of the
        -----------------------------------------------------
Intercreditor Agreement is hereby amended by deleting the third paragraph of
Section 2 in its entirety and substituting in lieu thereof the following new text:

          "The Banks agree that they shall not, without prior notice to the Senior Noteholders and without the prior written consent of the Required Noteholders, amend or revise the Loan Agreement in any manner that would
     (i) permit the Borrowing Base (as defined in the Loan Agreement as in effect on June 29, 2001) to exceed the aggregate unpaid balance of all Senior Debt (as defined in the Loan Agreement as in effect as of December 31, 2001) at such time, (ii) modify any required payment dates so as to cause the maturity date of the Loan Agreement (as set forth in the Loan Agreement as in effect on the Amendment No. 7 Effective Date (as defined in the Loan Agreement)) to occur earlier, or (iii) modify Section 2.5(e),
     Section 2B.1.3 or Section 2B.2 of the Loan Agreement. The Noteholders agree that they shall not, without prior written notice to the Senior Creditors and without the prior written consent of the Required Banks, amend or revise any Note Purchase Agreements in any manner that would increase the principal amount of or the rate of interest on, the Senior Notes, increase the Make-Whole Amount, increase the dollar limitation set forth in Section
     10.2 of the Note Purchase Agreements, decrease the ratio set forth in
     Section 10.3, 10.13 or 10.14 of the Note Purchase Agreements, increase the ratio set forth in Sections 10.4, 10.5 or 10.15 of the Note Purchase Agreements, modify the definition of "Bank Debt Prepayment" in, or Section
     8.8 or 10.13 of, the Note Purchase Agreements or modify any required payment dates so as to reduce the average life of the Senior Notes."

     3. Amendment to Section 3 of the Intercreditor Agreement. Section 3 of the
        -----------------------------------------------------
Intercreditor Agreement is hereby amended by inserting the following new text in the final paragraph of Section 3 immediately following the word "guarantee" therein:

          "(other than guarantees which are Excluded Security Documents)".

     4. Amendment to Section 5 of the Intercreditor Agreement. Section 5 of the
        -----------------------------------------------------
Intercreditor Agreement is hereby amended by deleting Section 5 in its entirety and substituting in lieu thereof the following new Section 5:

     "SECTION 5. APPLICATION OF PROCEEDS. Subject to the provisions of Section
5A:

          (a) upon (v) the receipt by any Senior Creditor or the Collateral Agent of any Cash Management Funds, (w) the receipt by any Senior Creditor or the Collateral Agent of any proceeds or awards arising from any condemnation or eminent domain proceedings concerning the Collateral, (x) the receipt by any Senior Creditor or the Collateral Agent of any insurance proceeds arising from damage to the Collateral by fire or any other casualty which are not used for restoration of the Collateral in accordance with the terms of the Security Document governing same, (y) the receipt by any Senior Creditor or the Collateral Agent of any proceeds arising from any asset sale, disposition or transfer, the sale or issuance of any indebtedness, or the sale or issuance of any capital stock or other equity interests, or (z) the exercise of any rights and remedies by the Collateral Agent under the Security Documents, any and all Cash Management Funds or proceeds from demand being made on the MFCC Guaranty or the sale, foreclosure or other disposition of Collateral pursuant thereto shall be transferred to the Collateral Agent and, promptly following their receipt by the Collateral Agent, be applied and distributed by the Collateral Agent as follows:

               (i) First, to the payment of all costs, expenses, liabilities and advances made or incurred by the Collateral Agent (in its capacity as Collateral Agent and not as Bank Agent or a Bank) in connection with such proceedings, adjustments, sale, foreclosure or other disposition and in performing its duties hereunder, including compensation payable to the Collateral Agent and the costs, expenses and compensation of agents and legal counsel to the Collateral Agent;

               (ii) Second, to the extent Cash Management Funds or proceeds remain after payment in full of those items specified in clause (i) above, to the payment of Senior Obligations consisting of principal and interest (excluding the portion of default rate interest in excess of the non-default rate of interest), to be allocated among each Senior Creditor (according to the Pro Rata Share of each such Senior Creditor) until all such Senior Obligations are paid in full;

               (iii) Third, to the extent any Cash Management Funds or proceeds remain after payment in full of those items specified in clauses (i) and (ii) above, to the payment of the remaining Senior Obligations, to be allocated among each Senior Creditor (on a pro rata basis based on the unpaid amount of such remaining Senior Obligations) until all remaining Senior Obligations are paid in full; and

               (iv) Fourth, to the extent any Cash Management Funds or proceeds remain after payment in full of those items specified in clauses (i),
          (ii) and (iii) above, such proceeds shall be paid to or at the direction of the Borrower or as a court of competent jurisdiction shall direct.

          (b) payment by the Collateral Agent to the Banks in respect of the Loan Agreement Obligations shall be made to the Bank Agent for distribution to the Banks in accordance with the Loan Agreement. Payments by the Collateral Agent to the Senior Noteholders shall be made in accordance with the terms of the Note Purchase Agreements. Payments by the Collateral Agent to the CP Holders in respect of the CP Debt shall be made to the Bank Agent for distribution to the CP Holders. Payments by the Collateral Agent to any Additional Senior Creditor shall be made in accordance with written instructions from such Additional Senior Creditor.

          (c) the Bank Agent (on its own behalf and on behalf of the CP Holders), the Senior Note Collateral Agent, each Bank, each Senior Noteholder signatory hereto, and each Additional Senior Creditor hereby agrees that (i) if at any time it shall receive Cash Management Funds or the proceeds of any Collateral or proceeds from the MFCC Guaranty, or shall apply any balances, credits, deposits, accounts or monies with or on deposit with such Bank Agent, Senior Note Collateral Agent, Bank, Senior Noteholder or Additional Senior Creditor, through the exercise of any right of set-off, banker's lien, counterclaim or other similar right, whether pursuant to Section 10.9 of the Loan Agreement or otherwise, (other than through application by the Collateral Agent in accordance with clauses (a) and (b) of this Section 5), it shall promptly turn the same over to the Collateral Agent for application in accordance with said clauses (a) and
     (b) and (ii) it will not take or cause to be taken any action, including, without limitation, the commencement of any legal or equitable proceedings, the purpose of which is to give such Bank Agent, Bank, Senior Noteholder, any CP Holder or Additional Senior Creditor any preference or priority against the other parties hereto with respect to the Collateral or the MFCC Guaranty.

          (d) the foregoing provisions shall not require any cash payments made by the Borrower on or prior to the Amendment No. 7 Effective Date (as defined in the Loan Agreement) and the Third Amendment Effective Date (as defined in the Note Purchase Agreement) to the Banks to reduce the Aggregate Revolving Credit Commitment or to the Senior Noteholders to reduce principal outstanding under the Senior Notes to be turned over to the Collateral Agent for application in accordance with clauses (a) and (b) hereof."

     5. Addition of Section 5A of the Intercreditor Agreement. The Intercreditor
        -----------------------------------------------------
Agreement is hereby amended by inserting the following new Section 5A in proper numerical order therein:

     "SECTION 5A. TRUE UP.

          (a) If, on the True Up Date, the Base Percentage of any Senior Creditor varies from the True Up Date Risk Percentage of such Senior Creditor, the Senior Creditor s, on the True Up Date, will make such acquisitions, dispositions and other arrangements with one another, whether by way of purchase, sale, participation, contribution, distribution, pro
                                                                          ---
     tanto assumption or assignment of claims, subrogation or otherwise, as
     -----
     shall result in each Senior Creditor's True Up Date Risk Percentage being equal (as nearly as may be) to such Senior Creditor's Base Percentage.

          (b) The Collateral Agent shall establish reasonable procedures to implement such arrangements among the Senior Creditors. Such procedures may include requiring the Senior Creditors whose True Up Date Risk Percentages are less than their Base Percentages on the True Up Date to make payments to the Collateral Agent for distribution to the Senior Creditors whose True Up Date Risk Percentages are greater than their Base Percentages on the True Up Date. The Borrower agrees to cooperate with the Collateral Agent and the Senior Creditors by issuing such promissory notes and other evidences of indebtedness to confirm the amounts owed to each Senior Creditor after giving effect to such arrangements.

          (c) No assignment by any Senior Creditor made pursuant to the relevant provisions of the Loan Agreement or the Note Purchase Agreements of any of the Senior Obligations owed to such Senior Creditor shall release such Senior Creditor from its obligations to the other Senior Creditors under this Section 5A.

          (d) From and after the True Up Date, the following provisions shall apply:

               (1) The Collateral Agent will distribute all payments to be applied to the payment of Senior Obligations consisting of principal and interest (excluding default-rate interest), so that, after giving effect to such payments, the percentage which the Specified Obligations owed to each Senior Creditor bears to the Specified Obligations owed all of the Senior Creditors equals (as nearly as may be) such Senior Creditor's Base Percentage.

               (2) Any expense reimbursement or indemnification obligations of the Senior Creditors in favor of the Collateral Agent pursuant to
          Section 5 of the Intercreditor Agreement or any other provisions of any of the Note Documents or the Loan Documents shall be allocated among the Senior Creditors in accordance with their Base Percentages.

               (3) Any sharing of payments among the Senior Creditors pursuant to Section 5(a)(iii) shall be made in accordance with the Senior Creditors' Base Percentages.

               (4) The provisions of this Section 5A(d) shall control over other provisions of this Intercreditor Agreement that would otherwise require such payments to be made or obligations to be allocated among the Senior Creditors other than in accordance with their Base Percentages.

          (e) Each of the Senior Creditors agrees with each other Senior Creditor that if, after the True Up Date, such Senior Creditor shall receive from the Borrower, whether by voluntary payment, counterclaim, cross action, enforcement of the claim constituting Senior Obligations owed to such Senior Creditor, by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Senior Obligations owing to such Senior Creditor, any amount in excess of its Base Percentage of the Specified Obligations, such Senior Creditor will make such disposition and arrangements with the other Senior Creditors with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation
                                    --- -----
     or otherwise as shall result in each Senior Creditor receiving its Base Percentage of the Specified Obligations owing to it; provided that if all
                                                          --------
     or any part of such excess payment is thereafter recovered from such Senior Creditor, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

          (f) To the extent that any Senior Creditor's claim in respect of Specified Obligations is subordinated to the claims of general unsecured creditors as a class under principles of equitable subordination, such Senior Creditor is not entitled to receive any payment under this Section 5A from any other Senior Creditor to the extent that the other Senior Creditor's claim in respect of Specified Obligations is not likewise subordinated. To the extent that any Senior Creditor's claim in respect of Specified Obligations is subordinated to the claim of any other Senior Creditor in respect of Specified Obligations under principles of equitable subordination, such subordinated Senior Creditor is not entitled to receive any payment under this Section 5A from such other Senior Creditor to the extent of the subordination. If any Senior Creditor does receive a payment under this Section 5A and such Senior Creditor's claim is thereafter subordinated, as contemplated by either of the foregoing sentences, to any extent, the subordinated Senior Creditor shall, to the extent that such subordinated Senior Creditor was not entitled to such payment under either of the foregoing sentences, rescind the amount of the payment and restore such payment to the paying Senior Creditor, but without interest.

          (g) If any Senior Creditor fails to make any payment to any other Senior Creditor required to be made by this Section 5A within five (5) days following demand by the other Senior Creditor, the amount owing by the other Senior Creditor to the demanding Senior Creditor shall bear interest at the Collateral Agent's prime rate and shall be payable on demand, whether before or after judgment. The Collateral Agent's prime rate shall be the variable annual rate of interest so designated from time to time by the Collateral Agent as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer. In addition, if the demanding Senior Creditor institutes litigation to recover from the other Senior Creditor any amounts owing to the demanding Senior Creditor and not paid by the other Senior Creditor, and if the demanding Senior Creditor is the prevailing party in the litigation, the other Senior

     Creditor shall reimburse the demanding Senior Creditor for the demanding Senior Creditor's reasonable attorneys' fees and other reasonable costs of collection.

          (h) For purposes of this Section 5A, the following terms shall have the following meanings:

               (i) "Base Percentage" means, with respect to any Senior Creditor, the percentage which the Specified Obligations owed to such Senior Creditor on June 29, 2001, bears to the Specified Obligations owed to all of the Senior Creditors on June 29, 2001. The Base Percentage of each Senior Creditor is set forth in the table below opposite the name of such Senior Creditor.

          ----------------------------------------------------------------------
          Senior Creditor                                   Base Percentage
          ----------------------------------------------------------------------
          FLEET NATIONAL BANK                                 22.5705329%
          ----------------------------------------------------------------------
          THE BANK OF NEW YORK                                11.2852665%
          ----------------------------------------------------------------------
          HARRIS TRUST AND SAVINGS BANK                        9.4043887%
          ----------------------------------------------------------------------
          THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY            7.523511%
          ----------------------------------------------------------------------
          JPMORGAN CHASE BANK (f/k/a The Chase                  7.523511%
          Manhattan Bank)
          ----------------------------------------------------------------------
          CITIBANK, N.A. (f/k/a European American Bank)         7.523511%
          ----------------------------------------------------------------------
          ISRAEL DISCOUNT BANK                                 5.6426332%
          ----------------------------------------------------------------------
          HSBC BANK USA                                        5.6426332%
          ----------------------------------------------------------------------
          BANK LEUMI                                           5.6426332%

          ----------------------------------------------------------------------
          THE TRAVELERS INSURANCE COMPANY                      7.6628352%
          ----------------------------------------------------------------------
          FIRST CITICORP LIFE INSURANCE COMPANY                0.7662835%
          ----------------------------------------------------------------------
          CITICORP LIFE INSURANCE COMPANY                      1.1494253%
          ----------------------------------------------------------------------
          UNITED OF OMAHA LIFE INSURANCE COMPANY                 6.51341%
          ----------------------------------------------------------------------
          COMPANION LIFE INSURANCE COMPANY                     1.1494253%
          ----------------------------------------------------------------------

               (ii) "Specified Obligations" means Senior Obligations consisting of interest on or principal of the Senior Obligations (excluding the portion of default rate interest in excess of the non-default rate of interest).

               (iii) "True Up Date" means the tenth Business Day following the date of the maturity of the Loan Agreement and the Note Purchase Agreements, whether such maturity occurs as scheduled or occurs at an earlier time by reason of acceleration, a bankruptcy case being commenced by or against the Borrower or otherwise.

               (iv) "True Up Date Risk Percentage" means, with respect to any Senior Creditor, the percentage which the Specified Obligations owed to such

          Senior Creditor on the True Up Date bears to the Specified Obligations owed to all of the Senior Creditors on the True Up Date.

     6. Addition of Section 5B of the Intercreditor Agreement. The Intercreditor
        ------------------------------------------------------
Agreement is hereby amended by inserting the following new Section 5B in proper numerical order therein:

     "SECTION 5B. SHARING OF INFORMATION. By its acknowledgement hereto, the Borrower agrees that the Senior Creditors may freely share information regarding the Borrower without the prior consent of the Borrower."

     7.   Representations and Warranties.
          ------------------------------

          (a) Neither the Collateral Agent, the Bank Agent, the Senior Note Collateral Agent nor any Senior Creditor makes any representation or warranty to any other party hereto with respect to the effectiveness, enforceability, validity or due execution of the Security Documents or as to any of the Collateral.

          (b) Each Senior Creditor represents, warrants and covenants that it has not and will not have or accept any security, collateral or other credit enhancement from the Borrower or any subsidiary or affiliate thereof with respect to any of the Senior Obligations without making adequate provision to cause such security, collateral or credit enhancement to be subject to the terms and provisions of the Intercreditor Agreement.

     8. Effectiveness. This Amendment shall become effective as of the date
        -------------
first written above (the "Effective Date"), upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Collateral Agent:

     (a) This Amendment shall have been duly executed and delivered by each of the Bank Agent, the Banks, the Senior Noteholders, the Senior Note Collateral Agent and the Collateral Agent and shall be in full force and effect.

     (b) The Collateral Agent shall have received evidence that (i) Amendment No. 3 to the Note Purchase Agreements of even date herewith has been duly executed and delivered by each of the requisite parties thereto and is in full force and effect, and (ii) Amendment No. 7 to the Loan Agreement of even date herewith has been duly executed and delivered by each of the requisite parties thereto and is in full force and effect.

     (c) The Collateral Agent shall have received such other items, documents, agreements or actions as the Collateral Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     9.   Miscellaneous Provisions.
          ------------------------

     (a) Each of the Senior Creditors hereby ratifies and confirms all of its obligations under the Intercreditor Agreement, as amended hereby. Except as expressly amended hereby, the Intercreditor Agreement shall continue in full force and effect. This Amendment and the Intercreditor Agreement shall hereafter be read and construed together as a single document, and all references to the Intercreditor Agreement in the Intercreditor Agreement or any agreement or instrument related to the Intercreditor Agreement shall hereafter refer to the Intercreditor Agreement as amended by this Amendment.

     (b) Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Collateral Agent incurred in connection with this Amendment.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                            FLEET NATIONAL BANK, (f/k/a Fleet Bank, N.A.), as Collateral Agent, Senior Note Collateral Agent, Bank Agent and a Bank


                            By: /s/ Jeffrey H. Robinson
                               -------------------------------------------------
                               Name:  Jeffrey H. Robinson
                               Title: Senior Vice President


                            HSBC BANK USA


                            By: /s/ Bruce Wicks
                               -------------------------------------------------
                               Name:  Bruce Wicks
                               Title: Vice President


                            THE BANK OF NEW YORK


                            By: /s/ Edward DeSalvio
                               -------------------------------------------------
                               Name:  Edward DeSalvio
                               Title: Vice President


                            JPMORGAN CHASE BANK


                            By: /s/ Carol A. Kornblath
                               -------------------------------------------------
                               Name:  Carol A. Kornblath
                               Title: Vice President

                            ISRAEL DISCOUNT BANK OF NEW YORK


                            By: /s/ Robert J. Fainelli
                               -------------------------------------------------
                               Name:  Robert J. Fainelli
                               Title: First Vice President


                            By: /s/ Howard Weinberg
                               -------------------------------------------------
                               Name:  Howard Weinberg
                               Title: Senior Vice President


                            CITIBANK, N.A. (f/k/a European American Bank)


                            By: /s/ Catherine Wilinski
                               -------------------------------------------------
                               Name:  Catherine Wilinski
                               Title: Vice President


                            BANK LEUMI


                            By: /s/ Illegible
                               -------------------------------------------------
                               Name:
                               Title:


                            THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                            By: /s/ Friedrich N. Wilms
                               -------------------------------------------------
                               Name:  Friedrich N. Wilms
                               Title: Vice President


                            HARRIS TRUST AND SAVINGS BANK


                            By: /s/ Bev Abrahams
                               -------------------------------------------------
                               Name:  Bev Abrahams
                               Title: Vice President

                            THE TRAVELERS INSURANCE COMPANY


                            By: /s/ Denise T. Duffe
                                ------------------------------------------------
                                Name: Denise T. Duffe
                                Title: Investment Officer


                            FIRST CITICORP LIFE INSURANCE COMPANY

                            By: Travelers Asset Management International
                                Company LLC


                            By: /s/ Denise T. Duffe
                                ------------------------------------------------
                                Name: Denise T. Duffe
                                Title: Investment Officer



                            CITICORP LIFE INSURANCE COMPANY

                            BY: TRAVELERS ASSET MANAGEMENT
                            INTERNATIONAL COMPANY LLC


                            By: /s/ Denise T. Duffe
                                ------------------------------------------------
                                Name: Denise T. Duffe
                                Title: Investment Officer


                            UNITED OF OMAHA LIFE INSURANCE COMPANY


                            By: /s/ Curtis R. Caldwell
                                ------------------------------------------------
                                Name: Curtis R. Caldwell
                                Title: First Vice President


                            COMPANION LIFE INSURANCE COMPANY


                            By: /s/ Curtis R. Caldwell
                                ------------------------------------------------
                                Name: Curtis R. Caldwell
                                Title: Authorized Signatory

ACKNOWLEDGED AND AGREED:
-----------------------

MEDALLION FUNDING CORP.


By: /s/ Alvin Murstein
   ---------------------------------------
   Name:  Alvin Murstein
   Title: President


By: /s/ James E. Jack
   ---------------------------------------
   Name:  James E. Jack
   Title: Executive Vice President &
          Chief Financial Officer


MEDALLION TAXI MEDIA CORP.


By: /s/ Alvin Murstein
   ---------------------------------------
   Name:  Alvin Murstein
   Title: President


By: /s/ James E. Jack
   ---------------------------------------
   Name:  James E. Jack
   Title: Executive Vice President &
          Chief Financial Officer


MEDALLION CHICAGO FUNDING CORP.


By: /s/ Alvin Murstein
   ---------------------------------------
   Name:  Alvin Murstein
   Title: President


By: /s/ James E. Jack
   ---------------------------------------
   Name:  James E. Jack
   Title: Executive Vice President &
          Chief Financial Officer